Exhibit 99.2

August 4, 2016

Safe Harbor Statement T his presentation contains what the company believes are forward - looking statements related to future financial results and business operations for Cooper Tire & Rubber Company. Actual results may differ materially from current management forecasts and projections as a result of factors over which the company may have limited or no control. Information on certain of these risk factors and additional information on forward - looking statements are included in the company’s reports on file with the Securities and Exchange Commission and set forth at the end of this presentation. 2

Available Information You can find Cooper Tire on the web at coopertire.com. Our company webcasts earnings calls and presentations from certain events that we participate in or host on the investor relations portion of our website (http://coopertire.com/investors.aspx). In addition, we also make available a variety of other information for investors on the site. Our goal is to maintain the investor relations portion of the website as a portal through which investors can easily find or navigate to pertinent information about Cooper Tire, including: • our annual report on Form 10 - K, quarterly reports on Form 10 - Q, current reports on Form 8 - K, and any amendments to those reports, as soon as reasonably practicable after we electronically file that material or furnish it to the Securities and Exchange Commission (“SEC”); • information on our business strategies, financial results and selected key performance indicators; • announcements of our participation at investor conferences and other events; • press releases on quarterly earnings, product and service announcements and legal developments; • corporate governance information; and • other news and announcements that we may post from time to time that investors may find relevant. The content of our website is not intended to be incorporated by reference into this presentation or in any report or document we file with or furnish to the SEC, and any references to our website are intended to be inactive textual references only. 3

Three Months Ended June 30, 2016 Financial Performance Highlights 4 Amounts are unaudited and may not add due to rounding. (millions USD, except EPS) Net Sales by Segment Q2 2016 Q2 2015 Change from Prior Year Americas Tire $ 655 $ 673 - 2.7% International Tire 124 125 - 0.9% Eliminations (38) (46) 17.3% Total Company $ 740 $ 752 - 1.5% Operating Profit by Segment OP % OP % Americas Tire $ 116 17.7 $ 109 16.1 $ 7 International Tire 3 2.5 (4) - 2.9 7 Corporate (9) (6) (3) Eliminations (1) 0 (1) Total Company $ 110 14.8 $ 99 13.2 $ 11 Earnings Per Share (diluted) from continuing operations attributable to common stockholders $ 1.27 $ 1.03 $ 0.24 Cash and Cash Equivalents $ 412 $ 408 $ 4

Six Months Ended June 30, 2016 Financial Performance Highlights 5 Amounts are unaudited and may not add due to rounding. (millions USD, except EPS) Net Sales by Segment 6 Months Ended June 30, 2016 6 Months Ended June 30, 2015 Change from Prior Year Americas Tire $ 1,234 $ 1,272 - 2.9% International Tire 227 232 - 2.2% Eliminations (71) (88) 19.9 % Total Company $ 1,390 $ 1,415 - 1.8% Operating Profit by Segment OP % OP % Americas Tire $ 222 18.0 $ 199 15.6 $ 23 International Tire 1 0.6 (6) - 2.8 7 Corporate (22) (25) 3 Eliminations (1) 2 (3) Total Company $ 201 14.5 $ 170 12.0 $ 31 Earnings Per Share (diluted) from continuing operations attributable to common stockholders $ 2.32 $ 1.72 $ 0.60 Cash and Cash Equivalents $ 412 $ 408 $ 4

6 CTB Raw Material Price Index North America 0 50 100 150 200 250 300 Q2 2016 Average = 135.5 Q3 2016 is an estimate

32 2 1 99 110 9 10 5 - 50 100 150 ($millions) ($millions) Operating Profit Walk Total Company Q2 2015 to Q2 2016 Amounts are unaudited and may not add due to rounding. 7 23 Net Price/Mix vs. Raw Materials $11 +11%

26 109 116 3 7 6 3 - 150 ($millions) ($millions) Operating Profit Walk Americas Tire Operations Q2 2015 to Q2 2016 Amounts are unaudited and may not add due to rounding . 8 $7 +7% 23 Net Price/Mix vs. Raw Materials

7 1 (4) 3 1 (25) - 25 ($millions) Operating Profit Walk International Tire Operations Q2 2015 to Q2 2016 Amounts are unaudited and may not add due to rounding. 9 6 Net Price/Mix vs. Raw Materials $7 +187%

August 4, 2016

Non - GAAP Measures 11 Non - GAAP financial measures should be considered in addition to, not as a substitute for, net earnings, earnings per share, total debt or other financial measures prepared in accordance with generally accepted accounting principles (“ GAAP”). The Company’s methods of determining these non - GAAP financial measures may differ from the methods used by other companies for these or similar non - GAAP financial measures. Accordingly, these non - GAAP financial measures may not be comparable to measures used by other companies. Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company’s GAAP and non - GAAP financial results were posted, by incorporation within the appendix to this presentation, on the Company’s Investor Relations website at http://coopertire.com/investors.aspx on the day the Company’s operating and financial results were announced for the quarter ended June 30, 2016 and management presented certain non - GAAP financial measures during a conference call with analysts and investors. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company’s earnings releases and annual and quarterly SEC filings.

Non - GAAP Measures 12 Return on Invested Capital (ROIC) Management is using non - GAAP financial measures in this document because it considers them to be important supplemental measures of the Company’s performance. Management also believes that these non - GAAP financial measures provide additional insight for analysts and investors in evaluating the Company’s financial and operating performance. The Company defines ROIC as the trailing four quarters’ net income before interest, after tax, divided by the total invested capital, which is the average of ending debt and equity for the last five quarters. The Company believes ROIC is a useful measure of how effectively the Company uses capital to generate profits. Calculation of Return on Invested Capital July 1, 2015 – June 30, 2016 Operating profit $ 386 Provision for income taxes (124) Net interest tax effect (7) Net income before interest, after tax $ 255 Total invested capital $ 1,322 Return on invested capital 19.3%

Non - GAAP Measures 13 Trailing Four Quarter Net Interest Tax Effect Calculation Income before income taxes $ 367 Provision for income taxes (124) Effective income tax rate 33.7 % Net interest expense (21) Net interest tax effect $ (7) Trailing Four Quarter Net Income before Interest Inputs Quarter - ended: Operating profit Provision for income taxes Income before income taxes Interest expense Interest income Net Interest Expense September 30, 2015 $ 82 $ (25) $ 78 $ (6) $ 1 $ (5) December 31, 2015 103 (36) 96 (5) 1 (5) March 31, 2016 91 (28) 87 (7) 1 (6) June 30, 2016 110 (35) 106 (6) 1 (5) Total $ 386 $ (124) $ 367 $ (24) $ 3 $ (21)

Non - GAAP Measures 14 Calculation of Total Invested Capital Trailing Five Quarters Equity Long - term Debt Current Portion of Long - term Debt Short - term Notes Payable Total Invested Capital June 30, 2015 $ 947 $ 297 $ 2 $ 15 $ 1,261 September 30, 2015 965 297 1 18 1,280 December 31, 2015 1,018 296 1 12 1,327 March 31, 2016 1,054 296 1 8 1,358 June 30, 2016 1085 296 1 4 1,386 Average Balance $ 1,014 $ 296 $ 1 $ 11 $ 1,322

Risks 15 It is possible that actual results may differ materially from projections or expectations due to a variety of factors, includ ing but not limited to: • volatility in raw material and energy prices, including those of rubber, steel, petroleum - based products and natural gas or the unavailability of such raw materials or energy sources; • the failure of the company’s suppliers to timely deliver products in accordance with contract specifications; • changes to tariffs or the imposition of new tariffs or trade restrictions, including changes related to the anti - dumping and cou ntervailing duties for passenger car and light truck tires imported into the United States from China; and any duties from the ongoing investigation into truck and bus tires imported into the United States from China; • changes in economic and business conditions in the world , including changes related to the United Kingdom’s referendum on withdrawal from the European Union ; • increased competitive activity including actions by larger competitors or lower - cost producers; • the failure to achieve expected sales levels; • changes in the company’s customer relationships, including loss of particular business for competitive or other reasons; • the ultimate outcome of litigation brought against the company , including stockholders lawsuits relating to the terminated Apollo merger as well as product liability claims, in each case which could result in commitment of significant resources and time to defend and possible material damages against the company or other unfavorable outcomes; • a disruption in, or failure of, the company’s information technology systems, including those related to cyber security, could adversely affect the company’s business operations and financial performance; • changes in pension expense and/or funding resulting from the Company’s pension strategy, investment performance of the Compan y’s pension plan assets and changes in discount rate, salary increase rate, and expected return on plan assets assumptions, or changes to related accounting regulations ; • government regulatory and legislative initiatives including environmental and healthcare matters; • volatility in the capital and financial markets or changes to the credit markets and/or access to those markets; • changes in interest or foreign exchange rates; • an adverse change in the company’s credit ratings, which could increase borrowing costs and/or hamper access to the credit markets; • failure to implement information technologies or related systems, including failure by the company to successfully implement an ERP system; • the risks associated with doing business outside of the United States; • the failure to develop technologies, processes or products needed to support consumer demand; • technology advancements; • the inability to recover the costs to develop and test new products or processes; • the impact of labor problems, including labor disruptions at the company , its joint venture, or at one or more of its large customers or suppliers; • failure to attract or retain key personnel; • consolidation among the company’s competitors or customers; • inaccurate assumptions used in developing the company’s strategic plan or operating plans or the inability or failure to successfully implement such plans; • any unforeseen circumstances that arise that cause the Board of Directors to alter its succession plans for the leadership of th e company; • risks relating to acquisitions, such as the proposed acquisition of a majority interest in China based Qingdao Ge Rui Da Rubber Co., Ltd., including the failure to successfully complete acquisitions or integrate them into operations or their related financings may impact liquidity and capital resources; • changes in the company’s relationship with its joint - venture partner or suppliers, including any changes with respect to the production of Cooper - branded products by CCT, the c ompany’s former joint venture in China; • the ability to find alternative sources for products supplied by CCT; • the inability to obtain and maintain price increases to offset higher production or material costs; • inability to adequately protect the company’s intellectual property rights; and • inability to use deferred tax assets.